Exhibit 99.1

News Release Luna Innovations Incorporated 1 Riverside Circle, Suite 400 Roanoke, VA 24016

Contact:
Dale Messick
Luna Innovations Incorporated

Phone: 1.540.769.8400

Email: IR@lunainc.com

Luna and API Complete Merger

Combined company has a strengthened position in optical technology

ROANOKE, VA, (May 8, 2015) – Luna Innovations Incorporated (NASDAQ: LUNA), which develops and manufactures fiber optic sensing and test & measurement products for the telecommunications, aerospace, automotive, energy, and defense markets, and Advanced Photonix, Inc. (API), a leading supplier of optoelectronic sensors, devices, and instrumentation for the telecommunications, defense, medical and industrial markets, today announced that they have closed their merger. In an annual meeting earlier today, Luna’s stockholders approved the issuance of 0.31782 shares of Luna common stock to API stockholders for each share of API common stock they own. API’s stockholders approved the merger in a separate special meeting.

About Luna

Luna Innovations Incorporated (www.lunainc.com) is a public company composed of scientists, engineers, and business professionals developing and manufacturing a new generation of technologies and products. It has been successful in taking innovative technologies from applied research to product development and ultimately to the commercial market, driving breakthroughs in fields such as aerospace, automotive, telecommunications, healthcare, energy, and defense.

About API

Advanced Photonix, Inc.® is a leading supplier of optoelectronic sensors, devices and instruments used by Test and Measurement, Process Control, Medical, Telecommunication and Homeland Security markets. API has three product lines: High-Speed Optical Receiver (HSOR) products are used by the telecommunication market in both telecommunication equipment and in test and measurement equipment utilized in the manufacturing of telecommunication equipment. The Terahertz sensor product line is targeted to the Process Control (including through non destructive testing) and Security markets. API’s T-Gauge® sensor can measure subsurface physical properties, like multi-layers thicknesses, density, moisture content, anomaly detection and some chemical features, online and in real time. Optosolutions focuses on enabling manufacturers to measure physical properties, including temperature, particular counting, color, and fluorescence for Medical, Homeland Security and Process Control applications. For more information visit www.advancedphotonix.com.

Forward Looking Statements

This release includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. These statements include our expectations regarding the prospects of the combined company and the companies’ future growth. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the companies may differ materially from the future results, performance and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, but are not limited to: the uniqueness and advantages of Luna’s or API’s technology and intellectual property; potential costs savings and synergies from the merger; potential for greater profitability; potential for future commercialization of their technologies; the competitive advantage afforded by Luna’s or API’s technology; the potential efficacy of Luna’s or API’s technology; and growth potential of certain markets. Statements that describe the companies’ business strategies, goals, prospects, opportunities, outlook, plans or intentions are also forward-looking statements. Uncertainties regarding technical and scientific difficulties, issues that might arise in any particular business relationship and other risks and uncertainties are set forth in the companies’ periodic reports and other filings with the Securities and Exchange Commission. Such filings are available at the SEC's website at http://www.sec.gov, and at the companies’ websites at http://www.lunainc.com and http://www.advancedphotonix.com. The statements made in this release are based on information available to the companies as of the date of this release and Luna and API undertake no obligation to update any of the forward-looking statements after the date of this release, except as required by law.

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